UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2011

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.
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 (Exact name of Registrant as specified in charter)

Nevada	002-95836	13-3250816
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation		Identification No.)

No. 1 Huaihe West Road, E-T-D-Zone,
Dalian, People’s Republic of China    116600
__________________________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 011 86 411-82595139_

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ]           Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition

On April 13, 2011, China Industrial Waste Management, Inc. (the “Company”) issued a press release announcing (i) certain financial results for the fiscal year ended December 31, 2010; (ii) guidance for the first half of fiscal year 2011; and (iii) a conference call to be held by the Company on Thursday, April 14, 2011 at 9:00 a.m. Eastern Daylight Time to discuss the financial results of operations for the fiscal year 2010.  A copy of the press release is attached hereto as Exhibit 99.1.

This information under this Item 2.02 and the Press Release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press Release, dated April 13, 2011.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2011
CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

By:	/s/ Jinqing Dong
Jinqing Dong
Chairman and Chief Executive Officer